[photo of winding road]
                                   Annual Report October 31, 1999


Oppenheimer
Quest Opportunity
Value Fund


                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS


In selecting holdings for the portfolio, we focus on a company's management, which must be capable of maximizing the value of the company's assets and making effective use of free cash flow.

Although value stocks spent the past year in the doldrums, the Fund owned several issues that excelled and identified a number of new opportunities.

As economies around the world recover from the mid-1998 financial crisis, we expect value stocks to improve as well.

     CONTENTS

 1   President's Letter

 3   An Interview
     with Your Fund's
     Manager

 7   Fund Performance

12   Financial
     Statements

29   Report of
     Independent Accountants

30   Federal
     Income Tax
     Information

31   Officers and Trustees

32   OppenheimerFunds
     Family


------------------------------
Average Annual
Total Returns

For the 1-Year Period
Ended 10/31/99*

Class A
Without     With
Sales Chg.  Sales Chg.
----------------------
16.31%      9.62%

Class B
Without     With
Sales Chg.  Sales Chg.
----------------------
15.72%      10.72%

Class C
Without     With
Sales Chg.  Sales Chg.
----------------------
15.74%      14.74%

Class Y
Without     With
Sales Chg.  Sales Chg.
----------------------
16.74%      16.74%
------------------------------


------------------------------
  Not FDIC Insured.
  No Bank Guarantee.
  May Lose Value.
------------------------------
* See page 10 for further details.

PRESIDENT'S LETTER


[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Quest Opportunity
Value Fund


Dear shareholder,

Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.
      In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.
      As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns and, overall, foreign stocks outperformed U.S. stocks in 1999.
      Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.
      We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving


                1      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

PRESIDENT'S LETTER


companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.
      Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.
      What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.

Sincerely,
/s/ Bridget A. Macaskill
Bridget A. Macaskill
November 19, 1999

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.


                2      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


[PHOTO]
Portfolio Management
Team (l to r)
Richard Glasebrook II
(Portfolio Manager)
James Sheldon


Q How did Oppenheimer Quest Opportunity Value Fund perform during the one-year period that ended October 31, 1999?

A. As we reported in April, value-style investing remains out of favor. During the period, the gap between valuations of growth- and value-oriented equities continued at extreme levels as investors persistently sought to own large-company stocks with predictable earnings, regardless of the price. Except in the early spring, value stocks delivered relatively weak results for the period. Despite the unfavorable environment, we are pleased with the Fund's performance for the period.

How did you manage the Fund during this period?

During the past six months, we became increasingly concerned that the general market is overvalued and will grow more volatile as interest rates continue to rise. We raised the Fund's non-equity allocation to more than 20% of total assets, a move that should reduce the impact of any broad market correction. At the same time, we maintained our disciplined strategy, searching for companies selling below their fair values that present both limited downside and substantial upside potential. We also divested or trimmed holdings that reached their fair price or disappointed at a fundamental level.


                3      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


How do you identify companies for investment?

We are particularly interested in a company's management, which must be capable of maximizing the value of the company assets and making effective use of free cash flow. A good example is a business considered to be the world's largest entertainment and media company, which we bought close to its low approximately 2-1/2 years ago. Over the past decade, the firm's management built a matrix of software offerings, hardware and programming that provide a solid underpinning to their cable business. This has enabled them to launch new cable networks and embellish existing ones, significantly increasing cash flow. In fact, management has focused on running the business for cash, which they have used to buy back stock. Investors have gained confidence in the company, and it shows in the stock price, which rose dramatically last spring. As value managers, we took this as a signal to trim our position by about 50%. The price has dropped back markedly since then, though it's still well above our cost per share.
      We're also pleased with what's happened at McDonald's Corp. We've owned this stock since the days when the company's U.S. business was in the doldrums and its international business was the only bright spot. Since then, management has capitalized on their competitive size advantage and changed the domestic business considerably. The franchisees are excited about the new management, cooking process and foods that have been introduced. Over the next 18 months, as additional changes are rolled out, we believe it should put the luster back on this stock.


[callout]
"Europe is picking up speed quickly, Asia is strong, and business in the United States is good...all of which can lead to higher revenues, earnings and stock prices for large-cap value companies."


                4      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Did you identify any new opportunities to invest?

A midwestern grocer recently rose to the top of our "buy" list. It's a relatively consistent business, is expanding through acquisition of smaller local competitors, and has seen margins improve considerably over the past decade. Currently, earnings are considerable, but we believe that they can improve even further. With the stock selling at a discount to the market, we see the company as a good play over the next few years.

Which issues or sectors proved disappointing?

We don't invest in "sectors" per se. Any sector weighting, high or low, is simply the result of the individual securities we select. However, since the Fund tends to be very concentrated--the top 10 holdings represent about 45% of total assets--it may appear that we're focused on a specific industry. It's just coincidence that the two disappointments involve companies that have small drug businesses. We originally purchased them because each was on the verge of introducing new drugs with relatively strong sales potential (relative to the size of its respective drug business). Since then, one of the companies, American Home Products Corp., stumbled due to legal issues surrounding its Fen-Phen diet drug. Management is closing in on a global settlement of the plaintiffs' issues, and several other new drugs are about to come online, so we believe the worst is over and intend to hold onto this position.
      The other company, which also has promising new drugs pending, invested heavily in another aspect of its business, genetically modified seeds, and has paid heavily for a negative public reaction in Europe. However, management is aware of the problem and is seeking remedies, including a possible strategic transaction. We are monitoring this situation closely.


[sidebar]
------------------------------
Average Annual
Total Returns
For the Periods Ended 9/30/99(1)

Class A
1-Year   5-Year 10-Year
-------------------------
11.45%   17.29% 15.53%

Class B         Since
1-Year   5-Year Inception
-------------------------
12.62%   17.88% 15.53%

Class C         Since
1-Year   5-Year Inception
-------------------------
16.65%   18.06% 15.50%

Class Y         Since
1-Year   5-Year Inception
-------------------------
18.65%   N/A    12.87%
------------------------------


1. See page 10 for further details.


                5      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

What is your outlook for the Fund over the coming months?

As a class, value stocks have reached very low valuations--in some cases, the lowest in a decade. But most large-cap value stocks are exposed to the world economies, which are definitely recovering. We think this will translate to higher earnings for value stocks. If we're correct, there will be some good opportunities to buy upside potential at prices that won't be crushed if the market stumbles, which is why Oppenheimer Quest Opportunity Value Fund is an important part of The Right Way to Invest.


---------------------------------
Portfolio Allocation(2)

[pie chart]
Stocks                   79.3%
Bonds                     9.6
Cash Equivalents         11.1
---------------------------------


Top 10 Stock Holdings(3)
----------------------------------------------------------
Citigroup, Inc.                                       7.9%
----------------------------------------------------------
Wells Fargo Co.                                       7.3
----------------------------------------------------------
Freddie Mac                                           7.0
----------------------------------------------------------
McDonald's Corp.                                      6.7
----------------------------------------------------------
Boeing Co.                                            5.8
----------------------------------------------------------
Computer Associates International, Inc.               5.4
----------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                       5.3
----------------------------------------------------------
Sprint Corp. (Fon Group)                              4.4
----------------------------------------------------------
American Home Products Corp.                          4.3
----------------------------------------------------------
News Corp. Ltd., Sponsored ADR, Preference            3.7


Top Five Industries(3)
----------------------------------------------------------
Diversified Financial                                17.3%
----------------------------------------------------------
Entertainment                                        10.9
----------------------------------------------------------
Manufacturing                                        10.8
----------------------------------------------------------
Banks                                                 9.9
----------------------------------------------------------
Chemicals                                             6.9


2. Portfolio is subject to change. Percentages are as of October 31, 1999, and are based on total market value of investments.
3. Portfolio is subject to change. Percentages are as of October 31, 1999, and are based on total market value of common stock.


                6      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE


How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended October 31, 1999, Oppenheimer Quest Opportunity Value Fund was adversely affected by the market trends. Nevertheless, the Fund generated good returns for the period. Throughout the majority of the period, market gains were driven by a limited number of highly valued technology and large-capitalization growth issues. Value stocks generally lagged during this advance. More specifically, rising interest rates from January 1999 onward hurt many of the Fund's investments in financial stocks, despite the fact that several of these companies actually benefit from higher rates. Offsetting these losses were gains in several other types of investments, including restaurant, industrial, media and technology holdings. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1999. In the case of Class A shares, performance is measured from the inception of the class on January 3, 1989; in the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993; and in the case of Class Y shares, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.



                7      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Opportunity Value Fund (Class A) and S&P 500 Index

[LINE CHART]

          Oppenheimer Quest
          Opportunity Value Fund Class A     S&P 500 Index
1.3.89     9425                              10000
10.31.89  10924                              11774
           9545                              10894
10.31.91  14359                              14534
          17509                              15980
10.31.93  20020                              18365
          21703                              19073
10.31.95  28189                              24108
          34830                              29907
10.31.97  42724                              39500
          45215                              48192
10.31.99  52591                              60557


Average Annual Total Return of Class A Shares of the Fund at 10/31/99(1)
1-Year 9.62%   5-Year 17.96%  10-Year 16.33%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Opportunity Value Fund (Class B) and S&P 500 Index

[LINE CHART]

          Oppenheimer Quest
          Opportunity Value Fund Class B     S&P 500 Index
9.1.93    10000                              10000
10.31.93   9984                              10128
10.31.94  10767                              10519
10.31.95  13909                              13296
10.31.96  17099                              16494
10.31.97  20868                              21785
10.31.98  21972                              26579
10.31.99  25426                              33398


Average Annual Total Return of Class B Shares of the Fund at 10/31/99(1) 1-Year 10.72% 5-Year 18.55% Life 16.36%


The performance information for the S&P 500 Index in the graphs begins on 12/31/88 for Class A, 8/31/93 for Class B and Class C, and 12/31/96 for Class Y.


                8      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Opportunity Value Fund (Class C) and S&P 500 Index

[LINE CHART]

          Oppenheimer Quest
          Opportunity Value Fund Class C     S&P 500 Index
9.1.93    10000                              10000
10.31.93   9984                              10128
10.31.94  10761                              10519
10.31.95  13898                              13296
10.31.96  17078                              16494
10.31.97  20844                              21785
10.31.98  21946                              26579
10.31.99  25402                              33398


Average Annual Total Return of Class C Shares of the Fund at 10/31/99(1) 1-Year 14.74% 5-Year 18.74% Life 16.32%


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Opportunity Value Fund (Class Y) and S&P 500 Index

[LINE CHART]

          Oppenheimer Quest
          Opportunity Value Fund Class Y     S&P 500 Index
12.16.96  10000                              10000
10.31.97  11951                              12529
10.31.98  12714                              15285
10.31.99  14841                              19207


Average Annual Total Return of Class Y Shares of the Fund at 10/31/99(1) 1-Year 16.74% Life 14.72%


1. See page 10 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                9      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's sub-advisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's sub-advisor.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

Class A shares were first publicly offered on 1/3/89. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to an annual 0.25% asset-based sales charge.

Class B shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charges of 5% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different performance calculations is in the Fund's prospectus.


                10      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                                                                      Financials








                11      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS      October 31, 1999


                                                                             Market Value
                                                              Shares           See Note 1
-----------------------------------------------------------------------------------------
Common Stocks--79.1%
-----------------------------------------------------------------------------------------
 Basic Materials--6.6%
-----------------------------------------------------------------------------------------
 Chemicals--5.5%
 Du Pont (E.I.) De Nemours & Co.                           2,800,000         $180,425,000
-----------------------------------------------------------------------------------------
 Monsanto Co.                                              1,400,000           53,900,000
                                                                             ------------
                                                                              234,325,000

-----------------------------------------------------------------------------------------
 Paper--1.1%
 Champion International Corp.                                818,000           47,290,625
-----------------------------------------------------------------------------------------
 Capital Goods--13.6%
-----------------------------------------------------------------------------------------
 Aerospace/Defense--4.6%
 Boeing Co.                                                4,285,000          197,377,812
-----------------------------------------------------------------------------------------
 Industrial Services--0.5%
 Waste Management, Inc.                                    1,218,400           22,388,100
-----------------------------------------------------------------------------------------
 Manufacturing--8.5%
 Avery-Dennison Corp.                                        600,000           37,500,000
-----------------------------------------------------------------------------------------
 Caterpillar, Inc.                                         1,500,000           82,875,000
-----------------------------------------------------------------------------------------
 ITT Industries, Inc.                                      3,000,000          102,562,500
-----------------------------------------------------------------------------------------
 Minnesota Mining & Manufacturing Co.                      1,000,000           95,062,500
-----------------------------------------------------------------------------------------
 Textron, Inc.                                               600,000           46,312,500
                                                                             ------------
                                                                              364,312,500

-----------------------------------------------------------------------------------------
 Communication Services--5.3%
-----------------------------------------------------------------------------------------
 Telecommunications: Long Distance--3.5%
 Sprint Corp. (Fon Group)                                  2,000,000          148,625,000
-----------------------------------------------------------------------------------------
 Telephone Utilities--1.8%
 Bell Atlantic Corp.                                       1,150,000           74,678,125
-----------------------------------------------------------------------------------------
 Consumer Cyclicals--3.4%
-----------------------------------------------------------------------------------------
 Autos & Housing--0.8%
 Security Capital Group, Inc., Cl. A(1)                       48,627           33,358,122
-----------------------------------------------------------------------------------------
 Media--2.3%
 Time Warner, Inc.                                         1,400,000           97,562,500
-----------------------------------------------------------------------------------------
 Retail: General--0.2%
 Nordstrom, Inc.                                             400,000            9,975,000
-----------------------------------------------------------------------------------------
 Retail: Specialty--0.1%
 Nike, Inc., Cl. B                                           100,000            5,643,750
-----------------------------------------------------------------------------------------
 Consumer Staples--13.7%
-----------------------------------------------------------------------------------------
 Broadcasting--1.6%
 AMFM, Inc.(1)                                             1,000,000           70,000,000
-----------------------------------------------------------------------------------------
 Entertainment--8.6%
-----------------------------------------------------------------------------------------
 Disney (Walt) Co.(1)                                        600,000           15,825,000
-----------------------------------------------------------------------------------------
 McDonald's Corp.                                          5,500,000          226,875,000
-----------------------------------------------------------------------------------------
 News Corp. Ltd., Sponsored ADR, Preference                4,500,000          124,031,250
                                                                             ------------
                                                                              366,731,250



                12     OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                                                                             Market Value
                                                              Shares           See Note 1
-----------------------------------------------------------------------------------------
 Food--2.8%
 Diageo plc, Sponsored ADR                                 2,900,000       $  117,812,500
-----------------------------------------------------------------------------------------
 Food & Drug Retailers--0.7%
 Kroger Co.(1)                                             1,500,000           31,218,750
-----------------------------------------------------------------------------------------
 Financial--23.2%
-----------------------------------------------------------------------------------------
 Banks--7.9%
 M&T Bank Corp.                                              180,000           89,190,000
-----------------------------------------------------------------------------------------
 Wells Fargo Co.                                           5,150,000          246,556,250
                                                                           --------------
                                                                              335,746,250

-----------------------------------------------------------------------------------------
 Diversified Financial--13.7%
 Citigroup, Inc.                                           4,950,000          267,918,750
-----------------------------------------------------------------------------------------
 Freddie Mac                                               4,400,000          237,875,000
-----------------------------------------------------------------------------------------
 Household International, Inc.                             1,750,000           78,093,750
                                                                           --------------
                                                                              583,887,500

-----------------------------------------------------------------------------------------
 Insurance--1.6%
-----------------------------------------------------------------------------------------
 ACE Ltd.                                                  1,499,061           29,137,998
-----------------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                      735,144           39,468,044
                                                                           --------------
                                                                               68,606,042

-----------------------------------------------------------------------------------------
 Healthcare--3.4%
-----------------------------------------------------------------------------------------
 Healthcare/Drugs--3.4%
 American Home Products Corp.                              2,800,000          146,300,000
-----------------------------------------------------------------------------------------
 Technology--8.2%
-----------------------------------------------------------------------------------------
 Computer Hardware--1.2%
 Compaq Computer Corp.                                     2,650,000           50,350,000
-----------------------------------------------------------------------------------------
 Computer Software--4.3%
 Computer Associates International, Inc.                   3,250,000          183,625,000
-----------------------------------------------------------------------------------------
 Communications Equipment--0.4%
 L.M. Ericsson Telephone Co., Cl. B, ADR                     400,000           17,100,000
-----------------------------------------------------------------------------------------
 Electronics--2.3%
 Motorola, Inc.                                              900,000           87,693,750
-----------------------------------------------------------------------------------------
 Texas Instruments, Inc.                                     120,000           10,770,000
                                                                           --------------
                                                                               98,463,750

-----------------------------------------------------------------------------------------
 Transportation--1.7%
-----------------------------------------------------------------------------------------
 Air Transportation--1.7%
 UAL Corp.(1)                                              1,089,100           74,126,869
                                                                           --------------
 Total Common Stocks (Cost $2,574,376,328)                                  3,379,504,445




                13     OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS      Continued


                                                                Face         Market Value
                                                              Amount           See Note 1
-----------------------------------------------------------------------------------------
 U.S. Government Obligations--9.6%
 U.S. Treasury Nts., 6.50%, 5/15/05                     $400,000,000        $ 407,250,000
-----------------------------------------------------------------------------------------
 U.S. Treasury Nts., 7.50%, 11/15/01                       1,000,000            1,031,563
-----------------------------------------------------------------------------------------
 U.S. Treasury Nts., 7.50%, 5/15/02                        1,000,000            1,037,500
-----------------------------------------------------------------------------------------
 U.S. Treasury Nts., 7.875%, 8/15/01                         550,000              569,078
                                                                            -------------
 Total U.S. Government Obligations (Cost $428,980,406)                        409,888,141

-----------------------------------------------------------------------------------------
 Short-Term Notes--11.1%(2)
 American Express Credit Corp., 5.28%, 11/5/99            95,765,000           95,709,003
-----------------------------------------------------------------------------------------
 Canadian Imperial Bank of Commerce, 5.26%, 11/15/99      50,000,000           49,897,722
-----------------------------------------------------------------------------------------
 Canadian Imperial Bank of Commerce, 5.28%, 11/15/99      38,950,000           38,870,023
-----------------------------------------------------------------------------------------
 Canadian Imperial Bank of Commerce, 5.30%, 11/18/99      40,000,000           39,899,889
-----------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 5.15%, 11/22/99         25,775,000           25,697,568
-----------------------------------------------------------------------------------------
 Ford Motor Credit Co., 5.29%, 11/12/99                   57,833,000           57,739,591
-----------------------------------------------------------------------------------------
 General Electric Capital Services, 5.25%, 11/2/99        50,000,000           49,992,708
-----------------------------------------------------------------------------------------
 General Motors Acceptance Corp., 5.23%, 11/2/99           5,249,000            5,248,236
-----------------------------------------------------------------------------------------
 IBM Credit Corp., 5.27%, 11/22/99                        36,260,000           36,148,531
-----------------------------------------------------------------------------------------
 Prudential Funding Corp., 5.28%, 11/15/99                36,750,000           36,674,540
-----------------------------------------------------------------------------------------
 Prudential Funding Corp., 5.33%, 11/29/99                13,588,000           13,532,621
-----------------------------------------------------------------------------------------
 Royal Bank of Canada, 5.30%, 12/29/99                    25,000,000           24,786,528
                                                                            -------------
 Total Short-Term Notes (Cost $474,196,960)                                   474,196,960
-----------------------------------------------------------------------------------------
 Total Investments, at Value  (Cost $3,477,553,694)             99.8%       4,263,589,546
-----------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                 0.2            9,310,205
                                                        ---------------------------------
 Net Assets                                                    100.0%      $4,272,899,751
                                                        =================================



FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.
2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 1999. Transactions during the period in which the issuer was an affiliate are as follows:

                                               Shares                              Shares
                                          October 31,      Gross       Gross  October 31,
                                                 1998  Additions  Reductions         1999
-----------------------------------------------------------------------------------------
 Unitrode Corp.                             3,110,000         --   3,110,000           --

See accompanying Notes to Financial Statements.


                14     OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES     October 31, 1999


-----------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $3,477,553,694)
 --see accompanying statement                                        $4,263,589,546
-----------------------------------------------------------------------------------
 Cash                                                                       144,107
-----------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and dividends                                                  16,557,269
 Investments sold                                                         7,158,737
 Shares of beneficial interest sold                                       3,008,400
 Other                                                                       66,267
                                                                     --------------
 Total assets                                                         4,290,524,326

-----------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Shares of beneficial interest redeemed                                  11,230,421
 Investments purchased                                                    3,838,736
 Distribution and service plan fees                                         863,638
 Transfer and shareholder servicing agent fees                              639,060
 Trustees' compensation                                                     315,431
 Other                                                                      737,289
                                                                     --------------
 Total liabilities                                                       17,624,575

-----------------------------------------------------------------------------------
 Net Assets                                                          $4,272,899,751
                                                                     ==============
-----------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of beneficial interest                             $ 1,081,013
-----------------------------------------------------------------------------------
 Additional paid-in capital                                           2,988,810,653
-----------------------------------------------------------------------------------
 Undistributed net investment income                                      9,098,760
-----------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions               487,873,473
-----------------------------------------------------------------------------------
 Net unrealized appreciation on investments                             786,035,852
                                                                     --------------
 Net assets                                                          $4,272,899,751
                                                                     ==============


                15      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES     Continued


-------------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $1,820,496,689 and 45,555,628 shares of beneficial interest outstanding)            $39.96
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                     $42.40
-------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $1,969,529,307 and 50,253,893 shares of beneficial interest outstanding)            $39.19
-------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $428,181,747
 and 10,930,285 shares of beneficial interest outstanding)                           $39.17
-------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets of $54,692,008 and 1,361,539 shares of beneficial interest outstanding)  $40.17


See accompanying Notes to Financial Statements.

                16      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 1999


-----------------------------------------------------------------------------------
 Investment Income

 Dividends                                                             $ 45,969,149
-----------------------------------------------------------------------------------
 Interest                                                                44,418,946
                                                                       ------------
 Total income                                                            90,388,095

-----------------------------------------------------------------------------------
 Expenses

 Management fees                                                         37,766,685
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                  9,474,020
 Class B                                                                 19,864,236
 Class C                                                                  4,485,091
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                  2,516,812
 Class B                                                                  3,256,223
 Class C                                                                    650,114
 Class Y                                                                     84,516
-----------------------------------------------------------------------------------
 Trustees' compensation                                                     335,923
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                                176,600
-----------------------------------------------------------------------------------
 Other                                                                    2,592,772
                                                                       ------------
 Total expenses                                                          81,202,992
 Less expenses paid indirectly                                              (13,441)
                                                                       ------------
 Net expenses                                                            81,189,551

-----------------------------------------------------------------------------------
 Net Investment Income                                                    9,198,544
-----------------------------------------------------------------------------------

 Realized and Unrealized Gain

 Net realized gain on investments:
 Unaffiliated companies                                                 443,673,288
 Affiliated companies                                                    46,502,823
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation
 on investments                                                         147,750,241
                                                                       ------------
 Net realized and unrealized gain                                       637,926,352

-----------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                  $647,124,896
                                                                       ============



See accompanying Notes to Financial Statements.

                17     OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended October 31,                                         1999           1998
-----------------------------------------------------------------------------------
 Operations

 Net investment income                                $    9,198,544  $  26,542,421
-----------------------------------------------------------------------------------
 Net realized gain                                       490,176,111    226,520,449
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation   147,750,241    (42,135,039)
                                                      -----------------------------
 Net increase in net assets resulting from operations    647,124,896    210,927,831

-----------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                 (16,812,169)    (9,231,256)
 Class B                                                  (7,874,144)    (2,214,613)
 Class C                                                  (1,648,542)      (509,042)
 Class Y                                                    (285,979)      (144,826)
-----------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                (100,567,795)   (54,377,169)
 Class B                                                (102,846,211)   (51,630,451)
 Class C                                                 (24,240,838)   (13,039,020)
 Class Y                                                  (1,153,375)      (470,723)

-----------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                (377,200,503)   146,362,570
 Class B                                                (203,279,021)   259,717,702
 Class C                                                 (86,850,052)    33,985,827
 Class Y                                                  27,078,745      7,211,645

-----------------------------------------------------------------------------------
 Net Assets

 Total increase (decrease)                              (248,554,988)   526,588,475
-----------------------------------------------------------------------------------
 Beginning of period                                   4,521,454,739  3,994,866,264
                                                      -----------------------------
 End of period (including undistributed net investment
 income of $9,098,760 and $26,521,050, respectively)  $4,272,899,751 $4,521,454,739
                                                      =============================


See accompanying Notes to Financial Statements.

                18      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS


 Class A   Year Ended October 31,         1999      1998      1997      1996(1)   1995
--------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period   $36.44    $35.62    $29.89    $24.59    $19.69
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)              .22       .31       .16       .10       .23(2)
 Net realized and unrealized gain         5.46      1.72      6.46      5.62      5.40
                                        ----------------------------------------------
 Total income from investment operations  5.68      2.03      6.62      5.72      5.63
--------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:

 Dividends from net investment income     (.31)     (.18)     (.11)     (.13)     (.12)
 Distributions from net realized gain    (1.85)    (1.03)     (.78)     (.29)     (.61)
                                        ----------------------------------------------
 Total dividends and distributions
 to shareholders                         (2.16)    (1.21)     (.89)     (.42)     (.73)
--------------------------------------------------------------------------------------
 Net asset value, end of period         $39.96    $36.44    $35.62    $29.89    $24.59
                                        ==============================================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(3)     16.31%     5.83%    22.66%    23.56%    29.88%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period
 (in millions)                          $1,820    $2,027    $1,839      $897      $367
--------------------------------------------------------------------------------------
 Average net assets (in millions)       $1,894    $2,071    $1,399      $609      $252
--------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)             0.50%     0.85%     0.67%     0.64%     1.02%
 Expenses                                 1.57%     1.54%(5)  1.54%(5)  1.62%(5)  1.69%(5)
--------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                 47%       45%       30%       25%       21%


1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,812,441,937 and $2,667,724,723, respectively.


See accompanying Notes to Financial Statements.

                19      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS     Continued


 Class B   Year Ended October 31,         1999      1998      1997      1996(1)   1995
--------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period   $35.79    $35.05    $29.49    $24.33    $19.59
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)             (.02)      .13       .06       .05       .11(2)
 Net realized and unrealized gain         5.41      1.68      6.31      5.47      5.36
                                        ----------------------------------------------
 Total income from investment operations  5.39      1.81      6.37      5.52      5.47
--------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income     (.14)     (.04)     (.03)     (.07)     (.12)
 Distributions from net realized gain    (1.85)    (1.03)     (.78)     (.29)     (.61)
                                        ----------------------------------------------
 Total dividends and distributions
 to shareholders                         (1.99)    (1.07)     (.81)     (.36)     (.73)
--------------------------------------------------------------------------------------
 Net asset value, end of period         $39.19    $35.79    $35.05    $29.49    $24.33
                                        ==============================================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(3)     15.72%     5.29%    22.05%    22.92%    29.19%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period
 (in millions)                          $1,970    $1,996    $1,706      $719      $218
--------------------------------------------------------------------------------------
 Average net assets (in millions)       $1,986    $1,976    $1,239      $426      $117
--------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)            (0.03)%    0.35%     0.17%     0.12%     0.48%
 Expenses                                 2.10%     2.04%(5)  2.03%(5)  2.14%(5)  2.21%(5)
--------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                 47%       45%       30%       25%       21%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,812,441,937 and $2,667,724,723, respectively.

See accompanying Notes to Financial Statements.

               20   OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

 Class C   Year Ended October 31,         1999      1998      1997      1996(1)   1995
--------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period   $35.75    $35.01    $29.45    $24.31    $19.58
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)             (.01)      .13       .06       .06       .08(2)
 Net realized and unrealized gain         5.40      1.68      6.30      5.44      5.38
                                        ----------------------------------------------
 Total income from investment operations  5.39      1.81      6.36      5.50      5.46
--------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income     (.12)     (.04)     (.02)     (.07)     (.12)
 Distributions from net realized gain    (1.85)    (1.03)     (.78)     (.29)     (.61)
                                        ----------------------------------------------
 Total dividends and distributions
 to shareholders                         (1.97)    (1.07)     (.80)     (.36)     (.73)
--------------------------------------------------------------------------------------
 Net asset value, end of period         $39.17    $35.75    $35.01    $29.45    $24.31
                                        ==============================================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(3)     15.74%     5.29%    22.05%    22.89%    29.16%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in millions)  $428      $476      $434      $181       $50
--------------------------------------------------------------------------------------
 Average net assets (in millions)         $448      $487      $316      $105       $24
--------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)            (0.02)%    0.35%     0.17%     0.12%     0.37%
 Expenses                                 2.08%     2.04%(5)  2.04%(5)  2.14%(5)  2.31%(5)
--------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                 47%       45%       30%       25%       21%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,812,441,937 and $2,667,724,723, respectively.

See accompanying Notes to Financial Statements.


                   21    OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS     Continued


 Class Y     Year Ended October 31,                           1999      1998      1997(7)
--------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                       $36.64    $35.77    $29.93
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                  .35       .48       .17
 Net realized and unrealized gain                             5.48      1.74      5.67
                                                            --------------------------
 Total income from investment operations                      5.83      2.22      5.84
--------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                         (.45)     (.32)       --
 Distributions from net realized gain                        (1.85)    (1.03)       --
                                                            --------------------------
 Total dividends and distributions
 to shareholders                                             (2.30)    (1.35)       --
--------------------------------------------------------------------------------------
 Net asset value, end of period                             $40.17    $36.64    $35.77
                                                            ==========================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(3)                         16.74%     6.38%    19.51%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in millions)                       $55       $23       $15
--------------------------------------------------------------------------------------
 Average net assets (in millions)                              $41       $20       $ 6
--------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                                 0.98%     1.39%     1.30%
 Expenses                                                     1.14%     1.00%(5)  0.91%(5)
--------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                                     47%       45%       30%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,812,441,937 and $2,667,724,723, respectively.
7. For the period from December 16, 1996 (inception of offering) to October 31, 1997.

See accompanying Notes to Financial Statements.

                   22    OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer Quest Opportunity Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.



                23      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS      Continued


--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 1999, a provision of $232,027 was made for the Fund's projected benefit obligations resulting in an accumulated liability of $315,292 as of October 31, 1999.
      The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                24      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           Year Ended October 31, 1999  Year Ended October 31, 1998
                                 Shares         Amount        Shares         Amount
------------------------------------------------------------------------------------
 Class A
 Sold                         8,551,790  $ 321,080,745    15,821,067  $ 583,239,788
 Dividends and/or
 distributions reinvested     3,117,078    110,843,305     1,742,757     61,154,538
 Redeemed                   (21,744,473)  (809,124,553)  (13,576,905)  (498,031,756)
                            --------------------------------------------------------
 Net increase (decrease)    (10,075,605) $(377,200,503)    3,986,919  $ 146,362,570
                            ========================================================

------------------------------------------------------------------------------------
 Class B
 Sold                         5,241,255  $ 193,785,720    12,868,364  $ 469,045,381
 Dividends and/or
 distributions reinvested     2,988,020    104,730,514     1,478,196     51,190,003
 Redeemed                   (13,745,009)  (501,795,255)   (7,254,611)  (260,517,682)
                            --------------------------------------------------------
 Net increase (decrease)     (5,515,734) $(203,279,021)    7,091,949  $ 259,717,702
                            ========================================================

------------------------------------------------------------------------------------
 Class C
 Sold                         1,504,878  $  55,520,355     3,470,557  $ 126,532,813
 Dividends and/or
 distributions reinvested       707,828     24,788,138       374,287     12,946,527
 Redeemed                    (4,581,669)  (167,158,545)   (2,934,835)  (105,493,513)
                            --------------------------------------------------------
 Net increase (decrease)     (2,368,963) $ (86,850,052)      910,009  $  33,985,827
                            ========================================================

------------------------------------------------------------------------------------
 Class Y
 Sold                         1,134,727  $  42,223,962       319,320  $  11,839,211
 Dividends and/or
 distributions reinvested        40,419      1,439,354        17,532        615,549
 Redeemed                      (436,981)   (16,584,571)     (142,310)    (5,243,115)
                            --------------------------------------------------------
 Net increase                   738,165  $  27,078,745       194,542  $   7,211,645
                            ========================================================



--------------------------------------------------------------------------------
3. Unrealized Gains and Losses on Securities

As of October 31, 1999, net unrealized appreciation on securities of $786,035,852 was composed of gross appreciation of $921,565,345, and gross depreciation of $135,529,493.


                25     OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS      Continued


--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $3.2 billion, 0.80% of the next $4 billion, and 0.75% of average annual net assets in excess of $8 billion. The Fund's management fee for the year ended October 31, 1999, was 0.86% of the average annual net assets for each class of shares.

--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) monthly an annual fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1999, the Manager paid $11,985,215 to the Sub-Advisor.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1999, the Fund paid OFS $6,654,052.

--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate         Class A    Commissions    Commissions     Commissions
                        Front-End       Front-End     on Class A     on Class B      on Class C
                    Sales Charges   Sales Charges         Shares         Shares          Shares
                       on Class A     Retained by    Advanced by    Advanced by     Advanced by
 Year Ended                Shares     Distributor    Distributor(1) Distributor(1)  Distributor(1)
--------------------------------------------------------------------------------------------------
 October 31, 1999      $3,799,361        $967,264       $904,221     $5,691,828        $439,212

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              Class A                  Class B                  Class C
                  Contingent Deferred      Contingent Deferred      Contingent Deferred
                        Sales Charges            Sales Charges            Sales Charges
 Year Ended    Retained by Distributor Retained by Distributor  Retained by Distributor
-----------------------------------------------------------------------------------------
 October 31, 1999              $59,257              $6,119,440                  $91,610

    The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                26     OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

--------------------------------------------------------------------------------
Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.25% of average annual net assets of Class A shares of the Fund. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $9,474,020, all of which was paid by the Distributor to recipients. That included $381,130 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 1999, were as follows:

                                                       Distributor's  Distributor's
                                                           Aggregate   Unreimbursed
                                                        Unreimbursed  Expenses as %
                     Total Payments    Amount Retained      Expenses  of Net Assets
                         Under Plan     by Distributor    Under Plan       of Class
------------------------------------------------------------------------------------
 Class B Plan           $19,864,236        $15,613,591   $32,888,309           1.67%
 Class C Plan             4,485,091          1,448,720     4,032,190           0.94


                27      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS      Continued


--------------------------------------------------------------------------------
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
       The Fund had no borrowings outstanding during the year ended October 31, 1999.


                28      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

REPORT OF INDEPENDENT ACCOUNTANTS


--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Quest For Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Opportunity Value Fund (one of the portfolios constituting Oppenheimer Quest For Value Funds, hereafter referred to as the Fund) at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial presentation. We believe that our audits, which included confirmation of securities at October 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
November 19, 1999



                29      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FEDERAL INCOME TAX INFORMATION     Unaudited


--------------------------------------------------------------------------------
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      Distributions of $2.1576, $1.9901, $1.9743 and $2.3070 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 8, 1998, of which $1.8486 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      Dividends paid by the Fund during the fiscal year ended October 31, 1999, which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                30      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

 A Series of Oppenheimer Quest For Value Funds
-------------------------------------------------------------------------------------------------
 Officers and Trustees     Bridget A. Macaskill, Chairman of the Board of Trustees and President
                           Paul Y. Clinton, Trustee
                           Thomas W. Courtney, Trustee
                           Robert G. Galli, Trustee
                           Lacy B. Herrmann, Trustee
                           George Loft, Trustee
                           O. Leonard Darling, Vice President
                           Andrew J. Donohue, Secretary
                           Brian W. Wixted, Treasurer
                           Robert G. Zack, Assistant Secretary
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer

-------------------------------------------------------------------------------------------------
 Investment Advisor        OppenheimerFunds, Inc.

-------------------------------------------------------------------------------------------------
 Sub-Advisor               OpCap Advisors

-------------------------------------------------------------------------------------------------
 Distributor               OppenheimerFunds Distributor, Inc.

-------------------------------------------------------------------------------------------------
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

-------------------------------------------------------------------------------------------------
 Custodian of              Citibank, N.A.
 Portfolio Securities

-------------------------------------------------------------------------------------------------
 Independent Accountants   PricewaterhouseCoopers LLP

-------------------------------------------------------------------------------------------------
 Legal Counsel             Mayer, Brown & Platt

                           This is a copy of a report to shareholders of Oppenheimer Quest
                           Opportunity Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Opportunity Value Fund. For material information concerning the Fund, see the Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                31      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

OPPENHEIMERFUNDS FAMILY


-----------------------------------------------------------------------------------------------------
 Global Equity

                         Developing Markets Fund           Global Fund
                         International Small Company Fund  Quest Global Value Fund
                         Europe Fund                       Global Growth & Income Fund
                         International Growth Fund

-----------------------------------------------------------------------------------------------------
 Equity

                         Stock                             Stock & Bond
                         Enterprise Fund(1)                Main Street(R)Growth & Income Fund
                         Discovery Fund                    Quest Opportunity Value Fund
                         Main Street(R)Small Cap Fund       Total Return Fund
                         Quest Small Cap Value Fund        Quest Balanced Value Fund
                         MidCap Fund                       Capital Income Fund(2)
                         Capital Appreciation Fund         Multiple Strategies Fund
                         Growth Fund                       Disciplined Allocation Fund
                         Disciplined Value Fund            Convertible Securities Fund
                         Quest Value Fund
                         Trinity Growth Fund               Specialty
                         Trinity Core Fund                 Real Asset Fund
                         Trinity Value Fund                Gold & Special Minerals Fund

-----------------------------------------------------------------------------------------------------
 Fixed Income

                         Taxable                           Municipal
                         International Bond Fund           Main Street(R)California Municipal Fund(3)
                         World Bond Fund                   California Municipal Fund(3)
                         High Yield Fund                   Florida Municipal Fund(3)
                         Champion Income Fund              New Jersey Municipal Fund(3)
                         Strategic Income Fund             New York Municipal Fund(3)
                         Bond Fund                         Pennsylvania Municipal Fund(3)
                         Senior Floating Rate Fund         Municipal Bond Fund
                         U.S. Government Trust             Insured Municipal Fund
                         Limited-Term Government Fund      Intermediate Municipal Fund

                                                           Rochester Division
                                                           Rochester Fund Municipals
                                                           Limited Term New York Municipal Fund

-----------------------------------------------------------------------------------------------------
 Money Market(4)

                         Money Market Fund                 Cash Reserves


1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.



                32     OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

INFORMATION AND SERVICES


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

Internet
24-hr access to account information and transactions
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Information Hotline 24 hours a day, timely and insightful messages on the economy and issues that may affect your investments 1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

                                                     [Logo] OppenheimerFunds(R)
RA0236.001.1099  December 30, 1999                            Distributor, Inc.